                                                                   EXHIBIT 10(q)


                                Promissory Note

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    Principal     Loan Date      Maturity      Loan No.        Call      Collateral       Account       Officer     Initials
   $250,000.00    01-16-1997    01-16-1998                                              0123200548        76
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References in the shaded area are for Lender's use only and do not limit the applicability of this documents to any particular loan or item.
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
 Borrower:        Wellington Hall, Limited                 Lender:          Lexington State Bank
                  Post Office Box 1354                                      Commercial Loan Department
                  Lexington, NC 27293-1354                                  One LSB Plaza
                                                                            PO Box 867
                                                                            Lexington, NC 27293-0867
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
Principal Amount: $250,000.00               Initial Rate:       9.750%                         Date of Note:  January 16, 1997
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PROMISE TO PAY.  WELLINGTON HALL, LIMITED ("BORROWER") PROMISES TO PAY TO
LEXINGTON STATE BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES
OF AMERICA, THE PRINCIPAL AMOUNT OF TWO HUNDRED FIFTY THOUSAND & 00/100 DOLLARS
($250,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE
UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE.  INTEREST SHALL BE
CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT.  BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN
ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON
JANUARY 16, 1998.  IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF
ACCRUED UNPAID INTEREST BEGINNING FEBRUARY 16, 1997, AND ALL SUBSEQUENT
INTEREST PAYMENTS ARE DUE ON THE SAME DAY OR EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.
Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate
(the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX
CURRENTLY IS 8.250% PER ANNUM.  THE INTEREST RATE TO BE APPLIED TO THE UNPAID
BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.500 PERCENTAGE POINTS OVER THE
INDEX, RESULTING IN AN INITIAL RATE OF 9.750% PER ANNUM. NOTICE: Under no circumstances will the interest rate of this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT: Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.
Early payments will not, unless agreed to by Lender in writing, relieve
Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT:  Borrower will be in default if any of the following happens: (a)
Borrower fails to make any payment when due.  (b) Borrower breaks any promise
Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan
Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d)
Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced with by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest.
This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure.



If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, or if this Note is not paid at final maturity, Lender, at its option, may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid, at the rate provided in this Note. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses of bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF NORTH CAROLINA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF DAVIDSON COUNTY, THE STATE OF NORTH CAROLINA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by a Deed of Trust in the amount of $650,000.00 dated April 15, 1987, Joe H. Leonard, Trustee.

This Note is secured by an Assignment of Life Insurance Policy No. VIYW004826 issued by the CNA/Valley Forge Life Insurance Company upon the life of Arthur
F. Bingham.

This Note is also secured by the Security Agreement provisions of Lexington State Bank Loan Agreement dated July 27, 1990 covering accounts and notes receivable, inventory, machinery and equipment, furniture and fixtures.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: HOYT M. HACKNEY, JR. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ADVANCES UNDER LINE OF CREDIT. Unless otherwise instructed in writing by the Borrower, funds advanced under this Note shall be credited to Borrower's Lexington State Bank Checking Account No. 001-028103.

ADDITIONAL PROVISIONS. All terms and conditions of Lexington State Bank Commitment Letter dated October 25, 1996 between Wellington Hall, Limited (Borrower) and Lexington State Bank (Lender), and Addendum to same dated November 8, 1996 shall remain in effect through the life of this loan and any renewals or modifications to same.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

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
BORROWER:

WELLINGTON HALL, LIMITED                         ATTEST: /s/WILLIAM W. WOODRUFF
                                                         --------------------------------------(CORPORATE SEAL)
                                                         WILLIAM W. WOODRUFF, SECRETARY

BY: /s/ HOYT M. HACKNEY, JR.                     BY: /s/ WILLIAM W. WOODRUFF
   -----------------------------------(SEAL)         ------------------------------------------(SEAL)
   HOYT M. HACKNEY, JR., PRESIDENT/TREASURER         WILLIAM W. WOODRUFF, SECRETARY
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